Liabilities Subject To Compromise (Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member])	5 Months Ended
Jun. 09, 2009
Old Carco LLC Formerly Known As Chrysler LLC And Consolidated Subsidiaries [Member]
Liabilities Subject To Compromise

Note 11.  Liabilities Subject to Compromise

As a result of the Chapter 11 Proceedings, the payment of pre-petition indebtedness is subject to compromise or other treatment under a Chapter 11 plan. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. Although payment of pre-petition claims generally is not permitted, at hearings held in May 2009, the Court granted final approval of the Debtors' "first day" orders for authority to pay certain pre-petition claims in designated categories and subject to certain terms and conditions. This relief generally was designed to preserve the value of the Debtors' businesses and assets pending consummation of the Fiat Transaction. Among other things, the Court authorized the Debtors to pay certain pre-petition claims relating to employees, suppliers, customers, dealers, taxes and cash management.

The Debtors have been paying and intend to continue to pay undisputed post-petition claims (to the extent that they are not liabilities assumed by New Chrysler) in the ordinary course of business. In addition, the Debtors have rejected, and expect to continue to reject, pre-petition executory contracts and unexpired leases with respect to the Debtors' operations to the extent not assumed and assigned to New Chrysler, with the approval of the Court. Any damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and will be classified as liabilities subject to compromise. Differences between liability amounts estimated by the Debtors and claims filed by creditors will be investigated and, if necessary, the Court will make a final determination of the allowed amount and treatment of the claim. No amounts have been estimated for claims (rejection or otherwise) as the ultimate amount of such liabilities is not determinable at this time.

Accounting guidance related to financial reporting while an entity is in bankruptcy requires pre-petition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims or other events. The Debtors expect that certain amounts currently classified as liabilities subject to compromise may in fact be paid in the ordinary course as they come due.

Liabilities subject to compromise as of June 9, 2009 were as follows (in millions of dollars):

Financial liabilities (See Note 12)		$9,105
Trade liabilities		2,860
Accrued expenses and other liabilities (See Note 10):
Pension and other post retirement benefit obligations	$13,829
Restructuring liabilities	151
Accrued interest	94
Residual value guarantees	101
Other	3,591

		17,766

Total liabilities subject to compromise		$29,731